MFS(R) Strategic Growth Fund

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Manager

Information regarding the portfolio manager of the fund is set forth below. Further information regarding the fund's portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager                   Primary Role            Since     Title and Five Year History
Eric B. Fischman                  Portfolio Manager       December    Vice   President   of   MFS;   employed   in  the
                                                            2005      investment management area of MFS since 2000.


                The date of this Supplement is December 6, 2005.